Prospectus Supplement
John Hancock Exchange-Traded Fund Trust
John Hancock U.S. High Dividend ETF (the fund)
Supplement dated December 18, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective December 31, 2024, Sam Haidar, Ph.D. will be added as a portfolio manager of the fund. Geoffrey Kelley, CFA, Boncana Maiga, CFA, CIM and Ashikhusein Shahpurwala, CFA, PRM will continue as portfolio managers of the fund, and together with Sam Haidar will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
As of December 31, 2024, the following information will be added under the heading “Portfolio management” in the “Fund summary” section for the fund:
Sam Haidar, Ph.D.
Portfolio Manager
Managed the fund since 2024
Effective June 30, 2025 (the effective date), Ashikhusein Shahpurwala will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Ashikhusein Shahpurwala will be removed from the Summary Prospectus. Geoffrey Kelley, Boncana Maiga, and Sam Haidar will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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